Exhibit 6

                             Global Payments Inc.


                              6,927,755 Shares(1)

                                 Common Stock
                                (no par value)

                            Underwriting Agreement


                                                       New York, New York
                                                             May 11, 2004


Citigroup Global Markets Inc.
CIBC World Markets Corp.
as Representatives
of the several Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013


Citibank, N.A.
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

          The Selling Stockholder named in Schedule I hereto (the "Selling Stockholder") intends to enter into option transactions with Citibank, N.A. relating to 6,000,000 shares of common stock, no par value ("Common Stock"), of Global Payments Inc., a corporation organized under the laws of Georgia (the "Company"), and intends to sell to the several underwriters named in
Schedule II hereto (the "Underwriters) 1,327,755 shares of Common Stock held by the Selling Stockholder. The shares of Common Stock also evidence rights (the "Rights") to purchase Series A Junior Participating Preferred Stock, no par value, of the Company to the extent provided in the


_______________

(1) Plus an option to purchase from the Selling Stockholder up to 1,000,000 additional shares of common stock to cover over-allotments.

This agreement also relates to 400,000 additional shares of common stock to be borrowed and sold by Citibank, N.A. in connection with hedging its exposure under option transactions with the Selling Stockholder; the 400,000 additional shares will not be included in the underwritten offering contemplated by this agreement, but will be included in the prospectus to be used in connection with the underwritten offering.

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Shareholder Protection Rights Agreement dated January 26, 2001 between the
Company and Suntrust Bank, Atlanta, as rights agent.

          The Selling Stockholder and Citibank, N.A. have executed an agreement entitled "Master Terms and Conditions for Collar Transactions between Citibank, N.A. and CIBC Investments Ltd." dated May 11, 2004 (the "Collar Agreement") relating to option transactions (the "Collar Transactions") covering 6,000,000 shares of Common Stock. In connection with hedging its exposure under the Collar Transactions, Citibank, N.A. proposes to borrow and to sell to the several underwriters for whom Citigroup Global Markets Inc. and CIBC World Markets Corp. are acting as representatives (the "Representatives"), 5,600,000 shares of Common Stock (said shares to be borrowed and sold by Citibank, N.A. being hereinafter called the "Underwritten Hedge Securities"). The Selling Stockholder also proposes to sell to the several Underwriters 1,327,755 shares of Common Stock (the "Underwritten Stockholder Securities"). The Selling Stockholder also proposes to grant to the Underwriters an option to purchase up to 1,000,000 additional shares of Common Stock to cover over-allotments (the "Option Securities"). For purposes of this Agreement, the term "Underwritten Securities" means the Underwritten Hedge Securities and the Underwritten Stockholder Securities; and the term "Securities" means the Underwritten Securities and the Option Securities.

          Citibank, N.A. or its affiliates will also borrow from time to time an additional 400,000 shares of Common Stock (the "Additional Hedge Securities"), which Citibank, N.A. or its affiliates will sell under the Registration Statement in connection with the Collar Transactions. The Additional Hedge Securities will not be included in the offering of the Securities to be underwritten by the Underwriters, and Citibank, N.A. will not sell any Additional Hedge Securities through the underwriting syndicate formed by the Underwriters to offer the Securities.

          To the extent there are no additional Underwriters listed on
Schedule II other than Citigroup Global Markets Inc. and CIBC World Markets Corp., the term Representatives as used herein shall mean Citigroup Global Markets Inc. and CIBC World Markets Corp., as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus,
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                                                                             3


any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

          1. Representations and Warranties.

          (i) The Company represents and warrants to, and agrees with, each Underwriter and Citibank, N.A. as set forth below in this Section 1.

                    (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-113696) on Form S-3, as amended by Post Effective Amendment No. 1, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities and the Additional Hedge Securities. The Company will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives and Citibank, N.A. shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives and Citibank, N.A. prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Representatives and Citibank, N.A., prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(i).

                    (b) (1) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date") and on any date on which a prospectus relating to the Additional Hedge Securities is required to be delivered or a sale of any Additional Hedge Securities is settled, if such date is not the Closing Date (a "Hedge Prospectus Date"), the Final Prospectus (and any supplement thereto) will,

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                                                                             4

          comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;
          (2) on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (3) on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date and any Hedge Prospectus Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives or by or on behalf of Citibank, N.A. or by or on behalf of the Selling Stockholder, specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) Each of the Company and its subsidiaries has been duly incorporated or organized and is validly existing as a corporation, limited liability company, partnership or similar entity, as applicable. Each of the Company and its subsidiaries is in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification in each case except to the extent as would not have, or be reasonably likely to have, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect") and except as set forth in or contemplated in the Final Prospectus.

                  (d) All the outstanding shares of capital stock of each subsidiary that is wholly-owned, either directly or indirectly, have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus or any supplement thereto, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances in each case except to the

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                                                                             5

         extent as would not have, or be reasonably likely to have, a Material Adverse Effect.

                  (e) The Company's authorized equity capitalization is as set forth in the Final Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus; the outstanding shares of Common Stock (including the Securities and Additional Hedge Securities being sold hereunder by the Selling Stockholder and Citibank, N.A.) have been duly and validly authorized and issued and are fully paid and nonassessable; the Rights evidenced by the Securities and the Additional Hedge Securities have been duly and validly authorized and issued; the Securities, the Additional Hedge Securities and related Rights are duly listed, and admitted and authorized for trading, on the New York Stock Exchange, the certificates for the Securities and the Additional Hedge Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the Additional Hedge Securities; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (f) There is no contract or other document of a character required to be described in the Registration Statement, Basic Prospectus, Preliminary Final Prospectus, Final Prospectus or any supplements thereto, or to be filed as an exhibit thereto, which is not described or filed as required.

                  (g) The statements incorporated by reference in the Final Prospectus under the headings "Business--Banking Regulations", "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Forward-Looking Results of Operations--Airlines" from the Company's Annual Report on Form 10-K for the year ended May 31, 2003 as modified or superceded by the Company's subsequently filed Quarterly Reports on Form 10-Q and other filings under the Exchange Act and the description of the Company's Common Stock and its rights to purchase shares of Common Stock or Series A Junior Participating Preferred Stock incorporated by reference in the Final Prospectus from the Company's amended Registration Statement on Form 10 insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company.

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                                                                             6

                  (i) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.

                  (k) Neither the consummation of any of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, with regard to (ii) and (iii) only, as would not have a material adverse effect on the ability of the Company to satisfy its obligations under this Agreement.

                  (l) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement, except for such rights of the Selling Stockholder as have been effectively waived or satisfied.

                  (m) (1) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Prospectus or any supplements thereto and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Summary Consolidated Financial Information" in the Preliminary Final Prospectus, Final Prospectus and Registration Statement fairly present in all material respects, on the basis stated in the Preliminary Final Prospectus, Final Prospectus and the Registration Statement, the information included therein.

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                                                                             7

                  (2) The combined historical financial statements and schedules of Certain Operations of Latin America Money Services, LLC ("LAMS") included in the Final Prospectus or any supplements thereto and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of LAMS as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles (except as otherwise noted therein).

                  (3) The pro forma financial statements included in the Final Prospectus or any supplements thereto and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Final Prospectus or any supplements thereto and the Registration Statement. The pro forma financial statements included in the Final Prospectus or any supplements thereto and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                  (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (o) The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not and would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto). All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not and would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

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                  (p) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable except, with regard to (ii) and
         (iii) only, as would not have a Material Adverse Effect or as disclosed in the Final Prospectus (exclusive of any amendment thereto).

                  (q) (1) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (2) KPMG LLP, who have certified certain combined financial statements of LAMS and delivered their report with respect to the audited combined financial statements and schedules included in the Prospectus, are independent public accountants with respect to LAMS within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (r) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (s) No labor proceeding, strike, or work stoppage by the employees of the Company or any of its subsidiaries against the Company or any of its subsidiaries exists, and, to the knowledge of the Company, no labor problem or dispute involving the employees of the Company or any of its subsidiaries is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, in each case that could have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

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                  (t) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.

                  (u) No subsidiary of the Company that is wholly-owned, either directly or indirectly, is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  (v) The Company and its subsidiaries possess all material licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign governmental and regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (x) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Additional Hedge Securities.

                  (y) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii)

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          have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, in each case except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto). Except as set forth in the Final Prospectus (exclusive of any supplement thereto), neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (z) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

                  (aa) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (bb) Neither the Company nor any of its subsidiaries has taken, nor, to the knowledge of the Company, has any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate

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          commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA.

                  "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

                  (cc) The operations of the Company are and have been, and the operations of its subsidiaries are and to the knowledge of the Company, have been, conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

                  (dd) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

                  (ee) Except to the extent as would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto), the Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Final Prospectus to be conducted. Except to the extent as would not reasonably be expected to have a Material Adverse Effect and except as set forth in the Final Prospectus, (a) to the Company's knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the

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          Company's rights in or to any such Intellectual Property, and the
          Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company's knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Final Prospectus or any supplements thereto as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

                  (ff) The Company's only significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X) as of the date hereof are Global Payments Direct, Inc., Global Payment Systems LLC and DolEx Dollar Express, Inc. and each is wholly-owned by the Company, either directly or indirectly.

                  (gg) The agreements and other documents filed as exhibits to the Company's Annual Report on Form 10-K for the year ended May 31, 2003 or filed as an exhibit to any subsequent filing under the Exchange Act constitute all of the outstanding material contracts of the Company and its subsidiaries taken as a whole required to be filed as exhibits under Item 601 of Regulation S-K.

          Any certificate signed by any officer of the Company and delivered to the Representatives, Citibank, N.A., counsel for the Underwriters or counsel for Citibank, N.A. in connection with the offering of the Securities or the Additional Hedge Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter and Citibank, N.A.

          (ii) The Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

                    (a) The Selling Stockholder is the record and beneficial owner of the Underwritten Stockholder Securities and the Option Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and, assuming that each Underwriter acquires its interest in the Underwritten Stockholder Securities and any Option Securities it has purchased from the Selling Stockholder without notice of any adverse claim (within the meaning of

          Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Underwritten Stockholder Securities or such Option Securities delivered on the Closing Date or a settlement date, as the case may be, to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Underwritten Stockholder Securities or such Option Securities, as the case may be, credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Underwritten Stockholder Securities or such Option Securities purchased by such Underwriter.

                  (b) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

                  (c) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that would be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities to be sold by the Selling Stockholder.

                  (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the sale of the Underwritten Stockholder Securities and the Option Securities by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with the provisions of this Agreement, except (i) such as may have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Stockholder Securities and the Option Securities by the Underwriters, (iii) such as may relate to the review of the transaction by the National Association of Securities Dealers, Inc. (the "NASD"), (iv) such other approvals as have been obtained or (v) such consent, approval, authorization or order where the failure to obtain such consent, approval, authorization or order would not have a material adverse effect on the ability of the Selling Stockholder to sell the Underwriter Stockholder Securities and Option Securities pursuant to or otherwise satisfy its obligations under this Agreement.

                  (e) Neither the sale of the Underwritten Stockholder Securities or the Option Securities by the Selling Stockholder hereunder nor the compliance by the Selling Stockholder with the provisions of this Agreement will conflict with, result in a breach or violation of, or constitute a default under any law to which the Selling Stockholder is subject or the charter or by-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries, except for any such conflict, breach or violation that would not have a material adverse effect on the ability of the Selling Stockholder to sell the Underwritten Stockholder Securities and the Option Securities pursuant to or otherwise satisfy its obligations under this Agreement.

                  (f) In respect of any statements in or omissions from the Registration Statement, or the Final Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof (which includes only the statements set forth under the section "Selling Shareholder" in the prospectus supplement forming part of the Final Prospectus except for (i) the fourth sentence of the first paragraph and (ii) the second paragraph of that section), the Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraphs (i)(b)(2) and (i)(b)(3) of this Section.

          Any certificate signed by any officer of the Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter.

          (iii) The Selling Stockholder represents and warrants to, and agrees with Citibank, N.A. that:

                    (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

                    (b) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that would be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities to be sold by the Selling Stockholder.

                    (c) No consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by or on behalf of the Selling Stockholder for consummation by the Selling Stockholder of its agreements with Citibank, N.A. contemplated herein or for the sale by Citibank, N.A. of the Underwritten Hedge Securities or the Additional Hedge Securities contemplated hereby, except (i) such as may have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Hedge Securities by the Underwriters and the distribution of the Additional Hedge Securities by Citibank, N.A., (iii) such as relate to the review of the transaction by the NASD, (iv) such other approvals as have been obtained or (v) such consent, approval, authorization or order where the failure to obtain such consent, approval, authorization or order would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities and Additional Hedge Securities as contemplated hereby.

                  (d) Neither the sale of the Underwritten Hedge Securities or Additional Hedge Securities contemplated hereby nor the compliance by the Selling Stockholder with the provisions of this Agreement or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law to which the Selling Stockholder is subject or the charter or by-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries, except for any such conflict, breach or violation that would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities and the Additional Hedge Securities as contemplated hereby; it being understood that the Selling Stockholder makes no representation or warranty as to whether such sale of the Underwritten Hedge Securities or Additional Hedge Securities conflicts with any law to which Citibank, N.A. is subject.

                  (e) In respect of any statements in or omissions from the Registration Statement, or the Final Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof (which includes only the statements set forth under the section "Selling Shareholder" in the prospectus supplement forming part of the Final Prospectus except for (i) the fourth sentence of the first paragraph and (ii) the second paragraph of that section), the Selling Stockholder hereby makes the same representations and warranties to Citibank, N.A. as the Company makes to the Underwriters under paragraphs (i)(b)(2) and (i)(b)(3) of this Section.

          Any certificate signed by any officer of the Selling Stockholder and delivered to Citibank, N.A. or counsel for Citibank, N.A. in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to Citibank, N.A.

          (iv) Citibank, N.A. represents and warrants to, and agrees with, each Underwriter that:

          (a) Assuming that each Underwriter acquires its interest in the Underwritten Hedge Securities it has purchased from Citibank, N.A. without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased the Underwritten Hedge Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Underwritten Hedge Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Underwritten Hedge Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-102 of the UCC) may be asserted against such Underwriter with respect to such Underwritten Hedge Securities.

          (b) This Agreement has been duly authorized, executed and delivered by or on behalf of Citibank, N.A.

          (c) Citibank, N.A. has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Hedge Securities.

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Citibank, N.A. of the transactions contemplated herein, except (i) such as may have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters, (iii) such as may relate to the review of the transaction by the NASD, (iv) such other approvals as have been obtained or
(v) such consent, approval, authorization or order where the failure to obtain such consent, approval, authorization or order would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities or otherwise satisfy its obligations under this Agreement.

          (e) Neither the sale of the Underwritten Hedge Securities by nor the consummation of any other of the transactions herein contemplated by Citibank, N.A. or the fulfillment of the terms hereof by Citibank, N.A. will conflict with, result in a breach or violation of, or constitute a default under any law to which Citibank, N.A. is subject or the charter or by-laws of Citibank, N.A. or the terms of any indenture or other agreement or instrument to which Citibank, N.A. or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to Citibank, N.A. or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Citibank, N.A. or any of its subsidiaries, except for any such conflict, breach or violation that would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities under this Agreement.

          (f) In respect of any statements in or omissions from the Registration Statement, or the Final Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by Citibank, N.A. specifically for use in connection with the preparation thereof (which includes only (i) the last paragraph on the cover page regarding the Additional Hedge Securities, (ii) the fourth sentence of the first paragraph and the second paragraph set forth under the section "Selling Shareholder" and (iii) the first two paragraphs under "Offering by Citigroup Global Markets Inc." set forth under the section "Plan of Distribution" in each case in the prospectus supplement forming part of the Preliminary Final Prospectus and the Final Prospectus), Citibank, N.A. hereby makes the same representations and warranties to each Underwriter and the Company as the Company makes to such Underwriter and Citibank, N.A. under paragraphs (i)(b)(2) and (i)(b)(3) of this Section.

          2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price of $42.48 per share, the aggregate number of Underwritten Stockholder Securities set forth opposite the Selling Stockholder's name in
Schedule II hereto. The Underwriters shall purchase the total number of Underwritten Shares to be sold by the Selling Stockholder severally and not jointly, ratably in proportion to the number of Underwritten Securities set forth opposite the names of the Underwriters in Schedule II hereto, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Citibank, N.A. agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from Citibank, N.A., at a purchase price of $42.48 per share, the Underwritten Hedge Securities. The Underwriters shall purchase the Underwritten Hedge Securities, severally and not jointly, ratably in proportion to the number of Underwritten Securities set forth opposite the names of the Underwriters in Schedule II hereto, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

          (c) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,000,000 shares of Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Selling Stockholder setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The maximum number of Option Securities which the Selling Stockholder agrees to sell is set forth in Schedule I hereto. The number of Option Securities to be purchased by each Underwriter from the Selling Stockholder on any settlement date shall be, calculated ratably in proportion to the number of Underwritten Securities set forth opposite the names of the Underwriters in Schedule II hereto, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

          3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(c) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on May 17, 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Selling Stockholder (in the case of Underwritten Stockholder Securities or Option Securities) and Citibank, N.A. (in the case of Underwritten Hedge Securities) or as provided in Section 10 hereof (such date and time of delivery and payment for the Purchased Securities being herein called the "Closing Date"). Delivery of the Underwritten Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Underwritten Securities being sold by the Selling Stockholder and Citibank, N.A., to or upon the order of the Selling Stockholder and Citibank, N.A. by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholder and Citibank, N.A. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          The Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from the Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers. The Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Underwritten Hedge Securities from Citibank, N.A. and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

          If the option provided for in Section 2(c) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Stockholder will deliver the Option Securities (at the expense of the Selling Stockholder) to the Representatives, at 388

Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholder. If settlement for the Option Securities occurs after the Closing Date, the Selling Stockholder will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          4. Offering. It is understood that the several Underwriters propose to offer the Securities, and that Citibank, N.A. and its affiliates propose to offer the Additional Hedge Securities, for sale to the public as set forth in the Preliminary Final Prospectus and Final Prospectus.

          5. Agreements.

          (i) The Company agrees with the several Underwriters and Citibank, N.A. that:

                    (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities and the Additional Hedge Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form reasonably approved by the Representatives and Citibank, N.A. with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives and Citibank, N.A. of such timely filing. The Company will promptly advise the Representatives and Citibank, N.A. (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities or the Additional Hedge Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                    (b) If, at any time when a prospectus relating to the Securities or the Additional Hedge Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives and Citibank, N.A. of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request; provided, however, that the Final Prospectus shall not be available for delivery to purchasers of the Securities or the Additional Hedge Securities from and after May 28, 2004 until the Company has publicly announced its earnings for the fiscal year ended May 31, 2004 and thereafter during any period beginning two weeks before the end of each fiscal quarter of the Company and ending on the second business day following the Company's earnings release for the applicable quarter.

                    (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives and Citibank, N.A. an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                    (d) The Company will furnish to the Representatives, Citibank, N.A., counsel for the Underwriters and counsel for Citibank, N.A., without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter copies of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter, dealer or Citibank, N.A. may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives or Citibank, N.A. may reasonably request.

                    (e) The Company will arrange, if necessary, for the qualification of the Securities and the Additional Hedge Securities for sale under the laws of such jurisdictions as the Representatives or Citibank, N.A. may designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities and the Additional Hedge Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                    (f) The Company will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or by any affiliate of the Company or by any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement, provided, however, that (1) the Company may issue and sell Common Stock pursuant to any long-term incentive plan, 401(k) plan, employee stock option plan, or stock ownership plan of the Company in effect at the Execution Time or pursuant to any dividend reinvestment plan of the Company in effect at the Execution Time or subsequently adopted, (2) the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time and (3) the Company may issue and sell Common Stock as consideration in connection with a bona fide acquisition or acquisitions by the Company (whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise) involving a third party that is not affiliated with the Company, provided that, prior to any such issuance(s) under clause (3) above, (i) the Company shall have provided the Underwriters with written notice of such issuance(s) and (ii) the recipients of Common Stock in such issuance(s) agree in writing to be bound by the restrictions set forth in this paragraph for the remainder of such 60-day period.

                    (g) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and use its commercially reasonable efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

                    (h) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Additional Hedge Securities.

                    (i) The Company agrees to cause the chief financial officer and the general counsel of the Company to participate in weekly telephonic due diligence sessions with representatives of Citibank, N.A. and their counsel until the last Hedge Prospectus Date.

                    (j) The Company agrees that so long as a prospectus relating to the Additional Hedge Securities is required to be delivered by Citibank, N.A., on each date after the Closing Date on which the Registration Statement or Final Prospectus is amended or supplemented and at least quarterly after the Closing Date at least once during each of the Company's fiscal quarters ending August 31, 2004 and November 30, 2004, to deliver, or cause to be delivered, to Citibank, N.A., supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof of Alston & Bird, Deloitte & Touche LLP and officers of the Company; provided that no supplemental opinions, certificates and letters shall be required from and after May 28, 2004 until the Company has publicly announced its earnings for the fiscal year ended May 31, 2004 and thereafter during any period beginning two weeks before the end of each fiscal quarter of the Company and ending on the second business day following the Company's earnings release for the applicable quarter.

                    (k) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation and filing (other than the filing fee) with the Commission of the Registration Statement (including the financial statements and exhibits thereto) and any amendments thereto, each Preliminary Final Prospectus, the Final Prospectus and each amendment or supplement to any of them,
          (ii) the
          fees and expenses of the Company's accountants, (iii) the fees and expenses of the accountants for LAMS and (iv) the fees and expenses of counsel (including local and special counsel) for the Company.

          (ii) The Selling Stockholder agrees with the several Underwriters and Citibank, N.A. that:

                    (a) The Selling Stockholder will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of this Agreement, other than (1) sales of Securities under this Agreement, (2) the Collar Transactions, (3) shares of Common Stock disposed of as bona fide gifts approved by Citigroup Global Markets Inc., and (4) brokerage, trading, market making, investment management, fiduciary or other banking activities of the Selling Stockholder and its affiliates in the ordinary course for their own accounts or the accounts of their customers.

                  (b) The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that would be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Additional Hedge Securities.

                  (c) The Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities or the Additional Hedge Securities is required under the Act, of any material change in information in the Registration Statement or the Final Prospectus relating to the Selling Stockholder.

                  (d) The Selling Stockholder agrees that so long as a prospectus relating to the Additional Hedge Securities is required to be delivered by Citibank, N.A., on each date after the Closing Date on which the Registration Statement or Final Prospectus is amended or supplemented (other than by the filing with the Commission of a document which is incorporated by reference therein) after the

         Closing Date and at least once during each of the Company's fiscal quarters ending August 31, 2004 and November 30, 2004, to deliver, or cause to be delivered, to Citibank, N.A., supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
         Section 6 hereof of Clint Calder (except that Mr. Calder shall not be required to confirm the opinions set forth in Section 6(e)(i),
         Section 6(e)(ii) or Section 6(e)(iii)), Simpson Thacher & Bartlett LLP (except that Simpson Thacher & Bartlett LLP shall not be required to confirm the opinion set forth in Section 6(d)(i) or 6(d)(ii)) and officers of the Selling Stockholder; provided that no supplemental opinions, certificates and letters shall be required from and after May 28, 2004 until the Company has publicly announced its earnings for the fiscal year ended May 31, 2004 and thereafter during any period beginning two weeks before the end of each fiscal quarter of the Company and ending on the second business day following the Company's earnings release for the applicable quarter.

                  (e) The Selling Stockholder agrees to pay the costs and expenses relating to the fees and expenses of counsel (including local and special counsel) for the Selling Stockholders.

          (iii) Citibank, N.A. agrees with the several Underwriters that it will advise the Representatives promptly, and if requested by the Representatives, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities or the Additional Hedge Securities is required under the Act, of any material change in information in the Registration Statement or the Final Prospectus relating to Citibank, N.A.

          (iv) The Underwriters agree to pay the costs and expenses relating to the following matters:

                    (a) the filing fee payable to the Commission in connection with the filing of the Registration Statement; (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Final Prospectus, the Final Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; and (c) any filings required to be made with the National Association of Securities Dealers, Inc. (including reimbursement of filing fees previously paid by a designated affiliate of the Selling Stockholder in connection with the transaction contemplated hereby and payment of the reasonable fees and expenses of counsel for the Underwriters and counsel for Citibank, N.A. relating to such filings).

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities shall be subject to the accuracy of the representations and warranties on the part of the Company, the Selling Stockholder and Citibank, N.A. contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company, the Selling Stockholder and Citibank, N.A. made in any certificates pursuant to the provisions hereof, to the performance by the Company, the Selling Stockholder and Citibank, N.A. of their respective obligations hereunder and to the following additional conditions:

                    (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
          (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                    (b) The Company shall have requested and caused Alston & Bird LLP, counsel for the Company, to have furnished to the Representatives and Citibank, N.A. their opinion, dated the Closing Date and addressed to the Representatives and Citibank, N.A., to the effect that:

                              (i) the Company has been duly incorporated and
                    has full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus; each of the Company and Global Payments Direct, Inc., Global Payment Systems LLC and DolEx Dollar Express, Inc. (individually a "Subsidiary" and collectively the "Subsidiaries") is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification;

                              (ii) the Company's authorized equity
                    capitalization and the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus; the Underwritten Stockholder

                    Securities, the Option Securities and the other outstanding shares of Common Stock issued to the Selling Stockholder have been duly and validly authorized and issued and are fully paid and nonassessable; the Rights evidenced by the Securities and the Additional Hedge Securities have been duly and validly authorized and issued; the Securities, the Additional Hedge Securities and related Rights are duly listed, and admitted and authorized for trading, on the New York Stock Exchange; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the Additional Hedge Securities;

                              (iii) to the knowledge of such counsel, there is
                    no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                              (iv) the description of the Company's Common
                    Stock and its rights to purchase shares of Common Stock or Series A Junior Participating Preferred Stock as contained in the Company's amended Registration Statement on Form 10 insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

                              (v) the Registration Statement has become
                    effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                              (vi) this Agreement has been duly authorized,
                    executed and delivered by the Company;

                              (vii) the Company is not an "investment company"
                    as defined in the Investment Company Act of 1940, as amended;

                              (viii) no consent, approval, authorization,
                    filing with or order of any court or governmental agency or body is required by the Company in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and the distribution of the Additional Hedge Securities by Citibank, N.A. in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

                              (ix) neither the consummation of any of the
                    transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, that has been filed or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-K for the year ended May 31, 2003 or any subsequent filing under the Exchange Act, in each case that is material to the Company and its subsidiaries, taken as a whole, or (iii) any statute, law, rule, regulation, judgment, order or decree, which, to the knowledge of such counsel, is applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties; and

                              (x) no holders of securities of the Company,
                    other than the Selling Stockholder, have rights to the registration of such securities under the Registration Statement.

          In addition, such counsel shall confirm that it has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended or at the Execution Time, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date or on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Georgia or New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                    (c) The Company shall have requested and caused Suellyn Tornay, General Counsel of the Company, to have furnished to the Representatives and Citibank, N.A. her opinion, dated the Closing Date and addressed to the Representatives and Citibank, N.A., to the effect that:

                              (i) the statements incorporated by reference in
                    the Final Prospectus under the headings "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Results of Operations - Airlines", from the Company's Form 10-K for the fiscal year ended May 31, 2003 as modified or superceded by the Company's subsequently filed Quarterly Reports on Form 10-Q and other filings under the Exchange Act, insofar as such statements summarize legal matters or proceedings discussed therein, are accurate and fair summaries of such legal matters or proceedings; and

                              (ii) except as set forth in the Final
                    Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Georgia or the Federal laws of the United States, to the extent she deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom she believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent she deems proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                    (d) The Selling Stockholder shall have requested and caused Simpson Thacher & Bartlett LLP, U.S. counsel for the Selling Stockholder, to have furnished to the Representatives and Citibank, N.A. their opinion dated the Closing Date and addressed to the Representatives and Citibank, N.A., to the effect that (except for the opinion furnished to the Representatives, which need not address opinion (iii) below):

                              (i) assuming that (A) the Depository Trust
                    Company ("DTC") is a "securities intermediary" as defined in Section 8-102 of the Uniform Commercial Code of New York (the "New York UCC"), and the State of New York is the "securities intermediary's jurisdiction" of DTC for purposes of Section 8-110 of the New York UCC, (B) the Underwritten Stockholder Securities and the Option Securities are registered in the name of DTC or its nominee, (C) DTC indicates by book entries on its books that security entitlements with respect to the Underwritten Stockholder Securities and the Option Securities have been credited to the Underwriters' securities accounts, (D) the Selling Stockholder has full power, right and authority to sell the Underwritten Stockholder Securities and the Option Securities to be sold by the Selling Stockholder, and (E) each Underwriter acquires its interest in the Underwritten Stockholder Securities or Option Securities without notice of any adverse claim (within the meaning of Section 8-502 of the New York UCC), upon the payment and transfer contemplated by this Agreement each Underwriter will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities;

                              (ii) no consent, approval, authorization or
                    order of any federal or New York governmental agency or body, or, to such counsel's knowledge, any Federal or New York court is required to be obtained by or on behalf of the Selling Stockholder for the sale of the Underwritten Stockholder Securities and the Option Securities by the Selling Stockholder to the Underwriters pursuant to this Agreement and the compliance by the Selling Stockholder with all of the provisions of this Agreement, except (v) such as may have been obtained under the Act, (w) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and/or distribution of the Underwritten Stockholder Securities and the Option Securities by the Underwriters, (x) such as may relate to the review of the transaction by the NASD, (y) such other approvals as have been obtained and (z) such consent, approval, authorization or order where the failure to obtain such consent, approval, authorization or order would not have a material adverse effect on the ability of the Selling Stockholder to sell the Underwritten Stockholder Securities and the Option Securities pursuant to or otherwise satisfy its obligations under this Agreement; and

                              (iii) no consent, approval, authorization or
                    order of any federal or New York governmental agency or body, or to such counsel's knowledge, any Federal or New York court is required to be obtained by or on behalf of the Selling Stockholder for the compliance by the Selling Stockholder with its agreements with Citibank, N.A. contemplated herein or for the sale by Citibank, N.A. of the Underwritten Hedge Securities or the Additional Hedge Securities contemplated hereby, except (v) such as may have been obtained under the Act, (w) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Hedge Securities by the Underwriters and the distribution of the Additional Hedge Securities by Citibank, N.A., (x) such as relate to the review of the transaction by the NASD, (y) such other approvals as have been obtained or (z) such conflict, breach or violation that would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities and Additional Hedge Securities as contemplated hereby.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder and public officials.

                    (e) The Selling Stockholder shall have requested and caused Clint Calder, the Assistant General Counsel of the Canadian Imperial Bank of Commerce, to have furnished to the Representatives and Citibank, N.A. his opinion dated the Closing Date and addressed to the Representatives and Citibank, N.A., to the effect that (except for the opinion furnished to the Representatives, which need not address opinions (iv) and (v) below):

                              (i) this Agreement has been duly authorized,
                    executed and delivered by or on behalf of the Selling Stockholder and the Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Stockholder to the Underwriters pursuant to this Agreement;

                              (ii) no consent, approval, authorization or
                    order of any Canadian governmental agency or body, or, to our knowledge, any Canadian court is required to be obtained by or on behalf of the Selling Stockholder for the sale of the Underwritten Stockholder Securities and the Option Securities by the Selling Stockholder to the Underwriters pursuant to this Agreement and the compliance by the Selling Stockholder with all of the provisions of this Agreement, except (i) such as may have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Stockholder Securities and the Option Securities by the Underwriters,
                    (iii) such as may relate to the review of the transaction by the National Association of Securities Dealers, Inc. (the "NASD"), (iv) such other approvals as have been obtained or (v) such consent, approval, authorization or order where the failure to obtain such consent, approval, authorization or order would not have a material adverse effect on the ability of the Selling Stockholder to sell the Underwriter Stockholder Securities and Option Securities pursuant to or otherwise satisfy its obligations under this Agreement;

                              (iii) neither the sale of the Securities being
                    sold by the Selling Stockholder hereunder nor the compliance by the Selling Stockholder with the provisions of this Agreement will conflict with, result in a breach or violation of, or constitute a default under any Canadian federal law or law of the Province of Ontario to which the Selling Stockholder is subject or the charter or By-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument known to such counsel and to which the Selling Stockholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder, except for any such conflict, breach or violation that would not have a material adverse effect on the ability of the Selling Stockholder to sell the Securities pursuant to or otherwise satisfy its obligations under this Agreement;

                              (iv) no consent, approval, authorization or
                    order of any Canadian governmental agency or body, or to my knowledge, any Canadian court is required to be obtained by or on behalf of the Selling Stockholder for consummation by the Selling Stockholder of its agreements with Citibank, N.A. contemplated herein or for the sale by Citibank, N.A. of the Underwritten Hedge Securities or the Additional Hedge Securities contemplated hereby, except (i) such as may have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Hedge Securities by the Underwriters and the distribution of the Additional Hedge Securities by Citibank, N.A., (iii) such as relate to the review of the transaction by the NASD, (iv) such other approvals as have been obtained or (v) such consent, approval, authorization or order where the failure to obtain such consent, approval, authorization or order would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities and Additional Hedge Securities as contemplated hereby; and

                              (v) neither the sale of the Underwritten Hedge
                    Securities or Additional Hedge Securities contemplated hereby nor the compliance by the Selling Stockholder with the provisions of this Agreement or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any Canadian federal law or law of the Province of Ontario to which the Selling Stockholder is subject or the charter or by-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or bound, or any judgment, order or decree applicable known to such counsel to be applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder, except such conflict, breach or violation that would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities and Additional Hedge Securities as contemplated hereby; it being understood that the Selling Stockholder makes no representation or warranty as to whether such sale of the Underwritten Hedge Securities or Additional Hedge Securities conflicts with any law to which Citibank, N.A. is subject.

                    (f) Citibank, N.A. shall have requested and caused Donald Bendernagel, Managing Director and Legal Counsel of Citibank, N.A., to have furnished to the Representatives such counsel's opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                              (i) this Agreement has been duly authorized,
                    executed and delivered by Citibank, N.A. and Citibank, N.A. has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by Citibank, N.A. hereunder;

                              (ii) assuming that each Underwriter acquires its
                    interest in the Underwritten Hedge Securities it has purchased from Citibank, N.A. without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Underwritten Hedge Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Underwritten Hedge Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Underwritten Hedge Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-102 of the UCC) may be asserted against such Underwriter with respect to such Underwritten Hedge Securities;

                              (iii) no consent, approval, authorization or
                    order of any court or governmental agency or body is required for the consummation by Citibank, N.A. of the transactions contemplated herein, except (i) such as may have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and/or distribution of the Underwritten Hedge Securities by the Underwriters and the distribution of the Additional Hedge Securities, (iii) such as may relate to the review of the transaction by the NASD, or (iv) such consent, approval, authorization or order where the failure to obtain such consent, approval, authorization or order would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities or otherwise satisfy its obligations under this Agreement; and

                              (iv) neither the sale of the Underwritten Hedge
                    Securities being sold by Citibank, N.A. nor the consummation of any other of the transactions herein contemplated by Citibank, N.A. or the fulfillment of the terms hereof by Citibank, N.A. will conflict with, result in a breach or violation of, or constitute a default under any law to which Citibank, N.A. is subject or the charter or By-laws of Citibank, N.A. or the terms of any indenture or other agreement or instrument known to such counsel and to which Citibank, N.A. is a party or bound, or any judgment, order or decree known to such counsel to be applicable to Citibank, N.A. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Citibank, N.A., except for any such conflict, breach or violation that would not have a material adverse effect on the ability of Citibank, N.A. to sell the Underwritten Hedge Securities under this Agreement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent he deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of Citibank, N.A. and public officials.

                    (g) The Representatives and Citibank, N.A. shall have received from Davis Polk & Wardwell, counsel for the Underwriters and Citibank, N.A., such opinion or opinions, dated the Closing Date and addressed to the Representatives and Citibank, N.A., with respect to the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives and Citibank, N.A. may reasonably require, and the Company, the Selling Stockholder and Citibank, N.A. shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                    (h) The Company shall have furnished to the Representatives and Citibank, N.A. a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                              (i) the representations and warranties of the
                    Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                              (ii) no stop order suspending the effectiveness
                    of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                              (iii) since the date of the most recent
                    financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                    (i) The Selling Stockholder shall have furnished to the Representatives and Citibank, N.A. a certificate, signed by an authorized officer of the Selling Stockholder, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement only with respect to information relating to the Selling Stockholder and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                    (j) Citibank, N.A. shall have furnished to the Representatives a certificate, signed by an authorized officer of Citibank, N.A., dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement only with respect to information relating to Citibank, N.A. and that the representations and warranties of Citibank, N.A. in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                    (k) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives and Citibank, N.A., at the Execution Time and on the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives and Citibank, N.A., confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month periods ended August 31, 2002 and 2003, November 30, 2002 and 2003 and February 29, 2003 and 2004 and the six-month periods ended November 30, 2002 and 2003 and the nine-month periods ended February 29, 2003 and 2004 and as at August 31, 2003, November 30, 2003 and February 29, 2004, in accordance with Statement on Auditing Standards No. 100, and stating in effect that:

                              (i) in their opinion the audited financial
                    statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                              (ii) on the basis of a reading of the latest
                    unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three-month periods ended August 31, 2002 and 2003, November 30, 2002 and 2003 and February 29, 2003 and 2004, and the six-month periods ended November 30, 2002 and 2003 and the nine-month periods ended February 29, 2003 and 2004 and as at August 31, 2003, November 30, 2003 and February 29, 2004,
                    carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors and audit committee of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to May 31, 2003, nothing came to their attention which caused them to believe that:

                                        (1) any unaudited financial statements
                              included or incorporated by reference (other than pro forma financial statements which need not be addressed) in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Exchange Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                                        (2) with respect to the period
                              subsequent to February 29, 2004, there were any changes, at a specified date not more than three days prior to the date of the letter, in the long-term liabilities of the Company and its subsidiaries or capital stock of the Company as compared with the amounts shown on the February 29, 2004, consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from February 29, 2004 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                                        (3) the information included or
                              incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                              Data) and Item 302 (Supplementary Financial
                              Information) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                              (iii) they have performed certain other
                    specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the caption "Summary Consolidated Financial Information" in the Final Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Final Prospectus, any Current Reports on Form 8-K or Form 8-K/A incorporated by reference in the Registration Statement and the Final Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                              References to the Final Prospectus in this
                    paragraph (k) include any supplement thereto at the date of the letter.

                    (l) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives and Citibank, N.A., at the Execution Time and on the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives and

          Citibank, N.A., confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of LAMS for the nine-month period ended September 30, 2003 and as at September 30, 2003, in accordance with Statement on Auditing Standards No. 100, and stating in effect that:

                              (i) in their opinion the audited combined
                    financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission; and

                              (ii) on the basis of a reading of the latest
                    unaudited financial statements made available by LAMS and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the nine-month periods ended September 30, 2003 and 2002, and as at September 30, 2003, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of LAMS and certain of its subsidiaries; and inquiries of certain officials of LAMS who have responsibility for financial and accounting matters of the LAMS and its subsidiaries as to transactions and events subsequent to December 31, 2002, nothing came to their attention which caused them to believe that (a) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission as they apply to Form 8-K; and (b) said unaudited financial statements are not in conformity with generally accepted accounting principles with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus.

                    References to the Final Prospectus in this paragraph (l) include any supplement thereto at the date of the letter.

                    (m) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (k) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives or Citibank, N.A., so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                    (n) Prior to the Closing Date, the Company, the Selling Stockholder and Citibank, N.A. shall have furnished to the Representatives and Citibank, N.A. such further information, certificates and documents as the Representatives or Citibank, N.A. may reasonably request.

                    (o) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each Section 16 reporting officer and director of the Company addressed to the Representatives and Citibank, N.A.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives, Citibank, N.A., counsel for the Underwriters and counsel for Citibank, N.A., this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives and Citibank, N.A. Notice of such cancelation shall be given to the Company and the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Davis Polk & Wardwell, counsel for the Underwriters and Citibank, N.A., at 450 Lexington Ave., New York, NY 10017, on the Closing Date.

          The obligations of the Underwriters to purchase the Option Securities shall be subject to the delivery to the Representatives on any settlement date pursuant to Section 3 hereof of such documents as the Representatives may reasonably request with respect to the good standing of the Company and other matters related to the transfer of the Option Securities to the Underwriters.

          7. Conditions to the Obligations of Citibank, N.A. and the Selling Stockholder. (a) The obligations of Citibank, N.A. to sell the Underwritten Hedge Securities to the Underwriters shall be subject to the condition that the Collar Transactions have not been terminated prior to the Closing Date.

          (b) The obligations of (i) Citibank, N.A. to sell the Underwritten Hedge Securities to the Underwriters and (ii) the Selling Shareholder to sell the Underwritten Stockholder Securities to the Underwriters, are mutually conditioned upon the sale by the other seller of the respective Securities to the Underwriters.

          If any of the conditions specified in this Section 7 shall not have been fulfilled, this Agreement and all obligations of Citibank, N.A. and the Selling Stockholder hereunder to sell the Securities may be cancelled at, or any time prior to, the Closing Date by Citibank, N.A. or the Selling Stockholder. Notice of such cancellation shall be given to the Company and the Underwriters in writing or by telephone or facsimile confirmed in writing.

          8. Reimbursement of Underwriters' and Citibank, N.A.'s Expenses. (a) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Sections 6(a), (b), (c), (h), (k), (l), (m)(i), (n) (as it relates to the Company only) or (o) hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Selling Stockholder, the Underwriters or Citibank, N.A., the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwitten Stockholder Securities.

          If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Sections 6(d), (e), (i) or (n) (as it relates to the Selling Stockholder only) hereof is not satisfied, because of any termination pursuant to Section 11 hereof, or because of any refusal, inability or failure on the part of the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Company, the Underwriters or Citibank N.A., the Selling Stockholder will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Stockholder Securities.

          If the sale of the Securities provided for herein is not consummated because the condition to the obligations of the Underwriters set forth in
Section 6(m)(ii) is not satisfied because of events occurring (i) on or before May 17, 2004, the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Stockholder Securities, or (ii) after May 17, 2004, the Selling Stockholder will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Stockholder Securities.

          If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Sections 6(f) or (j) hereof is not satisfied, or because of any refusal, inability or failure on the part of Citibank, N.A. to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company or the Selling Stockholder, Citibank, N.A. will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Stockholder Securities.

          Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Selling Stockholder agree to pay or cause to be paid all costs and expenses allocated to them in Section 5 hereof.

          (b) If the sale of the Underwritten Hedge Securities provided for herein is not consummated because any condition to the obligations of Citibank, N.A. set forth in Section 7 hereof is not satisfied (as such conditions relate to the Selling Stockholder), because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters or Citibank, N.A., the Selling Stockholder will reimburse Citibank, N.A. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the Collar Transactions and the proposed purchase and sale of the Underwritten Hedge Securities.

          9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the Selling Stockholder and Citibank, N.A., the directors, officers, employees and agents of each Underwriter, the Selling Stockholder and Citibank, N.A. and each person who controls any Underwriter, the Selling Stockholder or Citibank, N.A. within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities and Additional Hedge Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives, by the Selling Stockholder or by Citibank, N.A. specifically for inclusion therein, as specified in clauses (b), (c) and (d) below. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) The Selling Stockholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, Citibank, N.A., the directors, officers, employees and agents of each Underwriter and Citibank, N.A. and each person who controls the Company, any Underwriter or Citibank, N.A. within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, the Selling Stockholder and Citibank, N.A., but only with reference to written information relating to the Selling Stockholder furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity, subject to clause (g) below. Each of the Underwriters, Citibank, N.A. and the Company acknowledge that the statements set forth under the section "Selling Shareholder" in the prospectus supplement forming part of the Preliminary Final Prospectus and the Final Prospectus except for (i) the fourth sentence of the first paragraph and (ii) the second paragraph of that section constitute the only information furnished in writing by or on behalf of the Selling Stockholder for inclusion in the

Preliminary Final Prospectus or Final Prospectus. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

          (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors and officers who signs the Registration Statement, Citibank, N.A., the Selling Stockholder, the directors, officers, employees and agents of Citibank, N.A. and the Selling Stockholder and each person who controls the Company, Citibank, N.A. or the Selling Stockholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, the Selling Stockholder and Citibank, N.A., but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company, Citibank, N.A. and the Selling Stockholder acknowledge that the statements set forth in (i) the second sentence of the penultimate paragraph of the cover page regarding delivery of the Securities and (ii) under the heading "Plan of Distribution",
(1) the sentences related to concessions and reallowances and (2) the paragraph related to stabilization, syndicate covering transactions and penalty bids in each case in the prospectus supplement forming part of the Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

          (d) Citibank, N.A. agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the Selling Stockholder, the directors, officers, employees and agents of each Underwriter and of the Selling Stockholder and each person who controls the Company, the Selling Stockholder or any Underwriter within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, the Selling Stockholder and Citibank, N.A., but only with reference to written information relating to Citibank, N.A. furnished to the Company by Citibank, N.A. specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which Citibank, N.A. may otherwise have. The Company, the Underwriters and the Selling Stockholder acknowledge that (i) the last paragraph on the cover page regarding the Additional Hedge Securities, (ii) the fourth sentence of the first paragraph and the second paragraph set forth under "Selling Shareholder" and (iii) the first two paragraphs under "Offering by Citigroup Global Markets Inc." set forth under the caption "Plan of Distribution" in each case in the prospectus supplement forming part of any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by Citibank, N.A. for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

          (e) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (f) In the event that the indemnity provided in paragraph (a), (b),
(c) or (d) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder, the Underwriters and Citibank, N.A. agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholder, one or more of the Underwriters and Citibank, N.A. may be subject in such proportion as is appropriate to reflect the relative faults of the indemnifying person, on the one hand, and the indemnified person or persons, on the other hand, in connection with the matter giving rise to such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Selling Stockholder, the Underwriters or Citibank, N.A., the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder, the Underwriters and Citibank, N.A. agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls Citibank, N.A. within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of Citibank, N.A. shall have the same rights to contribution as Citibank, N.A., each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director, officer, employee and agent of the Company shall have the same rights to contribution as the Company, and each person who controls the Selling Stockholder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Selling Stockholder shall have the same rights to contribution as the Selling Stockholder, subject in each case to the applicable terms and conditions of this paragraph (f).

          (g) The liability of the Selling Stockholder under the Selling Stockholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 9 shall be limited to an amount equal to the net proceeds received from the Selling Stockholder from the Securities sold by the Selling Stockholder to the Underwriters and the Underwritten Hedge Securities sold by Citibank, N.A. to the Underwriters to hedge the Collar Transactions. The Company and the Selling Stockholder may agree, as between themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

          10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in
Schedule II hereto bears to the aggregate amount of the Underwritten Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of the Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, Citibank, N.A., the Selling Stockholder or the Company. In the event of a default by any Underwriter as set forth in this
Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives or Citibank, N.A., by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives or Citibank, N.A., impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

          12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholder and of the Underwriters and of Citibank, N.A. set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Citibank, N.A., the Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities, the Settlement Date or Cash Settlement Payment Date, as the case may be, as defined in the Collar Agreement, and the delivery of and payment for any Additional Hedge Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancelation of this Agreement.

          13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to Citibank, N.A., will be mailed, delivered or telefaxed to Citibank, N.A., c/o Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912)) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel); or, if sent to the Company, will be mailed, delivered or telefaxed to Global Payments, Inc. and confirmed to it at 10 Glenlake Parkway, North Tower, Atlanta, GA 30328, attention of the Legal Department; or if sent to the Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule I hereto.

          14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 9 hereof, and no other person will have any right or obligation hereunder.

          15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                    "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                    "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

                    "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                    "Commission" shall mean the Securities and Exchange Commission.

                    "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                    "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                    "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

                    "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

                    "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                    "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                    "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                    "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder, the several Underwriters and Citibank, N.A.



                                            Very truly yours,

                                            Global Payments Inc.

                                            By: /s/ Paul R. Garcia
                                               ------------------------------
                                                Name:  Paul R. Garcia
                                                Title: Chairman, President, CEO


                                            CIBC Investments Limited

                                            By: /s/ Peter Kay
                                               ------------------------------
                                                Name:  Peter Kay
                                                Title: President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.
CIBC World Markets Corp.

By: Citigroup Global Markets Inc.

By: /s/ Robert E. Hyer Jr.
    ---------------------------
    Name:  Robert E. Hyer Jr.
    Title: Managing Director



For themselves and the other
several Underwriters named in
Schedule II to the foregoing
Agreement.


Citibank, N.A.

By: /s/ Herman Hirsch
    -----------------------------
    Name:  Herman Hirsch
    Title: Authorized Representative

                                  SCHEDULE I




                                      Number of Underwritten             Maximum Number of Option
Selling Stockholders:                 Securities to be Sold              Securities to be Sold
--------------------                  ----------------------             -------------------------
CIBC Investments Limited                    1,327,755                            1,000,000
c/o CIBC Bank
245 Park Avenue
New York, NY  10167
fax: (917) 332 4320..............

                                  SCHEDULE II


                                                            Number of
                                                            Underwritten
                                                            Securities to be
Underwriters                                                Purchased
------------                                                ---------
Citigroup Global Markets Inc...............................  2,424,715
CIBC World Markets Corp. ..................................  2,424,714
Credit Suisse First Boston LLC.............................    554,220
Morgan Stanley & Co. Incorporated..........................    554,220
UBS Securities LLC.........................................    554,220
SunTrust Capital Markets, Inc..............................    207,833
Thomas Weisel Partners LLC.................................    207,833
                                                            ----------
Total                                                        6,927,755

[Form of Lock-Up Agreement]                                          EXHIBIT A

          [Letterhead of officer or director of Global Payments Inc.]


                             Global Payments Inc.
                        Public Offering of Common Stock


                                                                        , 2004
Citigroup Global Markets Inc.
CIBC World Markets Corp.
As Representatives of the several Underwriters, c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Global Payments Inc., a Georgia corporation (the "Company"), each of Citigroup Global Markets Inc. and CIBC World Markets Corp. as representatives (the "Representatives") of a group of Underwriters named therein and Citibank, N.A., relating to an underwritten public offering of Common Stock, no par value (the "Common Stock"), of the Company.

          In order to induce the Representatives, the other Underwriters and Citibank, N.A. to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement, other than (i) shares of Common Stock disposed of as bona fide gifts approved by Citigroup Global Markets Inc. or
(ii) sales made with the prior written consent of Citigroup Global Markets
Inc.

2

          If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                                     Yours very truly,

                                     [Signature of officer or director]

                                     [Name and address of officer or director]